TRIBUTARY FUNDS, INC.
(the “Funds”)

Supplement dated September 21, 2022 to the Statement of Additional Information (“SAI”)
dated August 1, 2022, as supplemented

The explanatory paragraph immediately following the table describing the compensation paid by the Company to its Directors on page 30 of the SAI is hereby deleted in its entirety and replaced with the following:

The Company’s Interested Directors and officers receive no compensation directly from the Funds for performing the duties of their offices. The Company’s Independent Directors are compensated by the Company for their service as Directors pursuant to a Compensation Policy. Pursuant to the Compensation Policy, effective January 1, 2022, each Independent Director is paid an annual retainer of $23,112, a meeting attendance fee of $3,852 for each quarterly Board meeting attended, and a fee of $1,000 for each Special Board meeting or Committee meeting not held on the same day as a quarterly Board meeting. Independent Directors may also be paid $1,000 per day for attendance at certain business meetings as an official representative of the Company. For meetings not held on the same day as a quarterly Board meeting, the Lead Independent Director and the Chairman of the Audit Committee and the Corporate Governance and Nominations Committee are paid an additional fee of $2,000, $1,500 and $1,250, respectively, for preparing for and attending such meetings. Pursuant to the Company’s amended Corporate Governance and Nominations Committee Charter, the Committee will evaluate Board compensation on a biannual basis, with each such evaluation taking place in the second year following the later of the most recent compensation adjustment or evaluation.

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For more information, please contact a Fund customer service representative toll free at
(800) 662-4203.

PLEASE RETAIN FOR FUTURE REFERENCE.